Victory Funds

Victory Sycamore Established Value Fund

Victory Sycamore Small Company Opportunity Fund

Supplement dated September 23, 2021

to the Prospectus dated March 1, 2021 ("Prospectus")

The following is added at the beginning of the section entitled, "How to Buy Shares," on page 31 of the prospectus for the above-named Funds:

Closed to New Investors

The Funds are generally closed to new investors. The Funds will continue to be available for investment (by direct purchase or exchange) by the following:

⬛existing shareholders,

⬛investors that purchase shares through certain financial intermediaries,

⬛retirement plans that purchase shares through certain recordkeepers, and

⬛current and retired Fund trustees, officers, employees of the Adviser and Affiliated Providers, and their family members.

The Victory Funds may impose additional limitations on the purchase of shares at any time in their discretion, and may waive or eliminate any limitation at any time without notice. Contact the Victory Funds for more information.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.